UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-6628
                                                      --------
                            The Yacktman Funds, Inc.

                            6300 Bridgepoint Parkway
                             Building One, Suite 320
                                Austin, TX 78730
                    ----------------------------------------
                    (Address of principal executive offices)

                          Yacktman Asset Management Co.
                            6300 Bridgepoint Parkway
                             Building One, Suite 320
                                Austin, TX 78730
                     --------------------------------------
                     (Name and address of agent for service)
       Registrant's telephone number, including area code: (512) 767-6700
                                                           --------------
                      Date of fiscal year end: December 31
                                               -----------
                   Date of reporting period: December 31, 2005
                                             -----------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                                        THE YACKTMAN FUNDS[LOGO]

                                                                   ANNUAL REPORT

                                                               December 31, 2005

This report is submitted for the general information of shareholders of The Yacktman Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.
--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.


MESSAGE TO SHAREHOLDERS
                                                       Donald A. Yacktman[PHOTO]

                                                         Stephen Yacktman[PHOTO]


Dear Fellow Shareholder:

Since the S&P 500(R) Index peaked in March 2000, the total return for the Index has been negative. Ten thousand dollars invested in that Index on March 31, 2000 would now be worth $9,130. On that same date, ten thousand dollars placed in The Yacktman Fund and The Yacktman Focused Fund would equal $23,882 and $23,792, respectively. We achieved these results through our characteristic risk-averse methods. Patient, long-term investing yields handsome rewards.


                       THE                        THE
                    YACKTMAN     S&P 500(R)    YACKTMAN       S&P 500(R)
                     FUND(1)       INDEX     FOCUSED FUND(2)    INDEX
TIME               ANNUALIZED    ANNUALIZED    ANNUALIZED     ANNUALIZED
PERIOD               RETURNS       RETURNS      RETURNS        RETURNS

One Year             (1.30)%         4.91%       (1.83)%         4.91%
Three Years           13.02%        14.39%        12.47%        14.39%
Five Years            13.95%         0.54%        13.89%         0.54%
Ten Years             10.51%         9.07%           N/A         9.07%
Since Inception       10.34%        10.63%         7.83%         6.89%

(1) The Yacktman Fund Inception (7/6/92)
(2) The Yacktman Focused Fund Inception (5/1/97)
THE ABOVE PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF THE FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-800-525-8258.
--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

--------------------------------------------------------------------------------
HOW DO YOU MEASURE A YEAR?

The song "Seasons of Love" from the musical "Rent" includes the lyrics "Five hundred twenty-five thousand six hundred minutes. How do you measure, measure a year?"

A year can seem like a long time, especially when 12 months pass with very little activity. Last year, The Yacktman Fund was down 1.30% and The Yacktman Focused Fund was down 1.83%. The S&P 500(R) Index was up 4.91%. Much of the Index's performance was achieved via gains in energy stocks, a sector we tend to avoid. While we were disappointed by the results, and some may perceive being out of step with the Index as unsettling, we are not concerned with short-term performance. In general, the underlying businesses of most of our holdings performed well irrespective of the general lack of movement of the stock price.

During 2005, we continued to look for superior businesses with good management at a price that reflected a discount to the valuation of the firm. We researched many securities and added a few to the portfolio(s), including Wal-Mart Stores, Inc., Anheuser-Busch Co., and some debt/convertible instruments. While attractive, these became only small positions.

Including new additions and incremental purchases of securities already held, throughout 2005 we made only a total of 52 separate purchase transactions involving 14 individual securities in The Yacktman Fund and eight involving four securities in The Yacktman Focused Fund. Sale transactions outnumbered purchases, an indication of our thoughts on valuations.

This lack of new investments was a reflection of two factors: 1) overall valuations and 2) relatively few material price declines in companies we find attractive. When we couldn't find new opportunity, we considered cash a safe alternative until real bargains became available. As we have shown in the past, patience can be richly rewarded.

--------------------------------------------------------------------------------
HOW DO YOU MEASURE A MANAGER?

We believe managers should be judged over long-term horizons (5- or 10-year periods) or from market peaks where the "wheat is separated from the chaff." In the above section, you can see how we have performed since the market peak.

During each of the four 10-year time frames of The Yacktman Fund's existence (1992-2002, 1993-2003, 1994-2004, and 1995-2005), performance exceeded the S&P
500(R) Index and delivered strong absolute returns.

ROLLING TEN YEAR RETURNS
--------------------------------------------------------------------------------

                  The Yacktman Fund         S&P 500(R) Index
                       Ten Year                Ten Year
Time Period       Annualized Returns      Annualized Returns
--------------------------------------------------------------------------------
1992-2002                9.57%                   9.34%
1993-2003               13.52%                  11.07%
1994-2004               13.63%                  12.07%
1995-2005               10.51%                   9.07%

We have strengthened our investment team and process since we began, which is why you will find that the latter half of the 10-year period produced even better results than the first half. Our investment team has remained the same since 2001, a claim few value investment firms can make. The people who delivered the superior results are still here.

If you are disappointed by our Funds' lackluster performance in 2005, the good news is that after each of the other two years in which one of the Funds declined, we experienced years in which the Funds were up and greatly outperformed the Index. We do not know if that will happen in 2006, considering how unpredictable any given short-term period can be. Past performance does not guarantee future results.

--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.


--------------------------------------------------------------------------------
HOW DO YOU MEASURE INSANITY?

Benjamin Franklin said, "The definition of insanity is doing the same thing over and over again and expecting different results." Overpaying for stocks in 2000 was not a good idea, yet after a period of sharp declines in 2000 to 2002, prices are yet again at levels we believe will produce disappointing results. Outside of the technology sector, which reached completely insane levels in 2000, much of the rest of the market is not appreciably cheaper than it was at the prior market peak.

We often see quotes from reportedly respectable investors claiming, "It's different this time." We heard this expression constantly in 1999, and we are hearing it now again. Many managers seem to be crossing their fingers, chasing high valuations, and joining the chorus. In 1999 to 2000, some were chasing illusory growth prospects; today we believe they are chasing unsustainable profit margins. Net U.S. corporate profits as a percent of GDP have been at a level not seen since 1929, and today are more than 30% above average. Based on history, we believe these abnormally high margins will not last. Why should it be different this time? What are people going to think when the P/E ratio rises even further as a result of the earnings part of the equation declining?

Furthermore, over the past year the market has continued to push more capital into the energy sector and several other commodity type investments that are enjoying their day in the sun and may continue to do so for a while. These businesses require enormous amounts of fixed assets and historically have struggled to earn high returns on assets over long periods of time. They are also more vulnerable to the labor problems seen in the airline and automobile industries.

We are committed to utilizing the same strategy that has worked since the Funds' inception, and we continue to have a meaningful personal investment in the Funds. We look forward to a future that has more volatility in either individual companies or the entire market. The future looks brightest to us when we feel we are scooping up the bargains that typically come from price dislocations. When that happens, we will change from singing "How do you measure a year?" to "Happy days are here again."



Sincerely,





/s/Donald A. Yacktman
Donald A. Yacktman
President & Co-Portfolio Manager



/s/Stephen Yacktman
Stephen Yacktman
Co-Portfolio Manager

--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.


--------------------------------------------------------------------------------


THE YACKTMAN FUND AVERAGE ANNUAL RETURNS
----------------------------------------------------
  One Year (1/1/05 - 12/31/05)      -1.30%
  Five Years (1/1/00 - 12/31/05)    13.95%
  Ten Years (1/1/96 - 12/31/05)     10.51%
  Since Inception (7/6/92)          10.34%

[CHART]

                The
              Yacktman       S&P 500(R)
                Fund       Stock Index*
----------------------------------------------------
12/31/95       10,000        10,000
12/31/96       12,602        12,296
12/31/97       14,906        16,398
12/31/98       15,001        21,084
12/31/99       12,466        25,521
12/31/00       14,144        23,196
12/31/01       16,896        20,438
12/31/02       18,824        15,923
12/31/03       25,042        20,490
12/31/04       27,528        22,719
12/31/05       27,170        23,835

THE CHART ASSUMES AN INITIAL GROSS
INVESTMENT OF $10,000 MADE ON 12/31/95.








THE YACKTMAN FOCUSED FUND AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
  One Year (1/1/05 - 12/31/05)      -1.83%
  Five Years (1/1/00 - 12/31/05)    13.89%
  Since Inception (5/1/97)           7.83%

[CHART]
                 The
              Yacktman       S&P 500(R)
              Focused      Stock Index*
----------------------------------------------------
  5/1/97       10,000        10,000
12/31/97       11,538        12,256
12/31/98       12,067        15,759
12/31/99        9,409        19,075
12/31/00       10,031        17,338
12/31/01       11,749        15,278
12/31/02       13,511        11,901
12/31/03       17,805        15,315
12/31/04       19,578        16,981
12/31/05       19,220        17,815

THE CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 5/1/97 (INCEPTION).


* The S&P 500(R) is an unmanaged but commonly used measure of common stock total return performance.




Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDIX

INVESTMENT IDEA AND IMPORTANCE OF TIME HORIZON

Since 1992, we have held a position in Phillip Morris, now called Altria. As many of you may recall, in 1999 we held outsized positions of Phillip Morris (to the dismay of many, we might add). You also may have noticed that by the end of 2005, the position in Altria was less than 1% of each Fund's assets. Now, you may be wondering what changes in Altria prompted us to alter our view of the company and decrease its size in the portfolio.

Domestic tobacco, which represents approximately 25% of profits, has declined since 1999; the food business, approximately 30% of profits, has shown low to mid single-digit earnings growth over this period. International tobacco, which represents approximately 45% of profits, has grown at a healthy 8% clip. The net result is that these businesses have increased their collective profits by a few percent per year.

So what is the big difference? The simple answer is valuation. We take a generally less optimistic view toward paying three times as much for essentially the same thing. The argument now is that the tobacco liability risk has been mitigated and all is well. Of course, this has happened before, only for us to see the risk "reappear."

We have sold much of the Altria held in our Funds. However, Altria's food division Kraft now trades separately and we have positions in Kraft. Kraft now trades relatively in line with the tobacco business.

Kraft gives you a food business growing in the low to mid single-digits minus the liability of Altria, the same food business PLUS a tobacco business that does not appear to be growing faster than the food business over the next 10+ years. In fact, yearly cigarette consumption on a global scale is in decline. On the other hand, population growth means increased food consumption. So, Altria could only grow faster than Kraft if it
--------------------------------------------------------------------------------

THE YACKTMAN FUND, INC.


--------------------------------------------------------------------------------
rapidly gained share from competitors, increased smoking worldwide, and thwarted efforts to quit smoking. That's a pretty tall order! The one benefit the tobacco business does have over food is that it requires less capital to grow. However, without growth there is little advantage.

So, by essentially selling Altria and buying Kraft at the same price, we feel we have secured a stream of earnings that grows at about the same pace or slightly quicker without the potential "liability" shock, thereby improving our position.
--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

EXPENSE EXAMPLE
For the Six Months Ended December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------
As a shareholder of the Yacktman Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES
The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds'actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

EXPENSE EXAMPLE (Cont'd.)
For the Six Months Ended December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.


                                 THE YACKTMAN FUND
--------------------------------------------------------------------------------
                                                    Expenses
                      Beginning       Ending       paid during
                       account        account        period
                        value          value         7/1/05-
                       7/1/05        12/31/05       12/31/05(1)
--------------------------------------------------------------------------------

Actual                $1,000.00      $1,000.10        $4.69

Hypothetical
(5% return
before expenses)       1,000.00       1,020.31         4.74





                             THE YACKTMAN FOCUSED FUND
--------------------------------------------------------------------------------
                                                    Expenses
                      Beginning       Ending       paid during
                       account        account        period
                        value          value         7/1/05-
                       7/1/05        12/31/05       12/31/05(1)
--------------------------------------------------------------------------------

Actual                $1,000.00        $996.20       $6.29

Hypothetical
(5% return
before expenses)       1,000.00       1,018.70        6.36



(1) Expenses are equal to the Funds' annualized expense ratios (0.93% for The Yacktman Fund and 1.25% for The Yacktman Focused Fund), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------

THE YACKTMAN FUND

TOP TEN EQUITY HOLDINGS (Unaudited)
December 31, 2005
--------------------------------------------------------------------------------
                                      PERCENTAGE OF
                                       NET ASSETS
--------------------------------------------------------------------------------
Coca-Cola Co.                             7.5%
Kraft Foods, Inc.                         5.4
Liberty Media Corp.                       4.7
Henkel Ltd Partnership                    4.4
AmeriCredit Corp.                         4.3
Lancaster Colony Corp.                    4.0
Pfizer, Inc.                              3.3
Tyco International Ltd.                   2.3
Unilever N.V.                             2.2
Bristol-Myers Squibb Co.                  2.0
                                         -----
 TOTAL                                   40.1%
--------------------------------------------------------------------------------







FUND DIVERSIFICATION (Unaudited)
December 31, 2005
--------------------------------------------------------------------------------
[CHART]

Banks - 1.4%
Beverages - 10.1%
Commercial Services & Supplies - 1.0%
Diversified Financials - 7.0%
Food Products - 11.0%
Household Products - 9.0%
Industrial Conglomerates - 2.3%
Insurance - 1.7%
IT Consulting & Services - 3.2%
Media - 8.0%
Pharmaceuticals - 6.3%
Real Estate - 1.3%
Software - 0.8%
Specialty Retail - 1.6%
Bonds - 1.1%
Tobacco - 0.9%
Short-Term Investments less Other Assets - 33.3%
--------------------------------------------------------------------------------

THE YACKTMAN FUND

EQUITY PURCHASES & SALES (Unaudited)
For the Six Months Ended December 31, 2005
--------------------------------------------------------------------------------
                                             NET SHARES          CURRENT
NEW PURCHASES                                PURCHASED         SHARES HELD
--------------------------------------------------------------------------------
NATIONAL BEVERAGE CORP.
A HOLDING COMPANY FOR SUBSIDIARIES
THAT MARKET, MANUFACTURE, AND
DISTRUBUTE A FULL LINE OF BEVERAGE
PRODUCTS. NATIONAL'S BRANDS INCLUDE
SHASTA, FAYGO, EVERFRESH AND LACROIX.          107,900            107,900
--------------------------------------------------------------------------------

                                             NET SHARES          CURRENT
PURCHASES                                    PURCHASED         SHARES HELD
--------------------------------------------------------------------------------

Anheuser-Busch Cos.                             10,000            110,000

Kraft Foods, Inc.                              145,000            845,000

Lancaster Colony Corp.                          39,700            476,288

Pfizer, Inc.                                   210,000            630,000

Wal-Mart Stores, Inc.                           65,000            150,000
--------------------------------------------------------------------------------

                                             NET SHARES          CURRENT
SALES                                           SOLD            SHARES HELD
--------------------------------------------------------------------------------

Altria Group, Inc.                              40,000             50,000

Cardinal Health, Inc.                          100,000                  -

Friedman's, Inc.                               465,000                  -

Henkel KGaA                                     54,293            210,707

Interstate Bakeries Corp.                       80,000                  -

Trizec Properties, Inc.                         70,000            240,000
--------------------------------------------------------------------------------

THE YACKTMAN FUND

PORTFOLIO OF INVESTMENTS
December 31, 2005
--------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 65.6%

BANKS - 1.4%
U.S. Bancorp                                            150,000     $ 4,483,500
Washington Mutual, Inc.(1)                               40,000       1,740,000
                                                                    -----------
                                                                      6,223,500
                                                                    -----------
BEVERAGES - 10.1%
Anheuser-Busch Cos., Inc.(1)                            110,000       4,725,600
Coca-Cola Co.                                           820,000      33,054,200
National Beverage Corp.*                                107,900       1,054,183
PepsiCo, Inc.                                            90,000       5,317,200
                                                                    -----------
                                                                     44,151,183
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 1.0%
H&R Block, Inc.                                         180,000       4,419,000
                                                                    -----------
DIVERSIFIED FINANCIALS - 7.0%
AmeriCredit Corp.*(1)                                   730,000      18,709,900
Federal Home Loan Mortgage Corp.                        110,000       7,188,500
Federal National
   Mortgage Association(1)                              100,000       4,881,000
                                                                    -----------
                                                                     30,779,400
                                                                    -----------
FOOD PRODUCTS - 11.0%
Cadbury Schweppes plc(1)                                180,000       6,892,200
Kraft Foods, Inc.                                       845,000      23,778,300
Lancaster Colony Corp.                                  476,288      17,646,470
                                                                    -----------
                                                                     48,316,970
                                                                    -----------
HOUSEHOLD PRODUCTS - 9.0%
Clorox Co.(1)                                           110,000       6,257,900
Colgate-Palmolive Co.(1)                                 75,000       4,113,750
Henkel KGaA                                             210,707      19,520,318
Unilever N.V                                            140,000       9,611,000
                                                                    -----------
                                                                     39,502,968
                                                                    -----------
INDUSTRIAL CONGLOMERATES - 2.3%
Tyco International Ltd.                                 350,000      10,101,000
                                                                    -----------
INSURANCE - 1.7%
Marsh & McLennan Cos., Inc.(1)                          103,500       3,287,160
MBIA, Inc.(1)                                            40,000       2,406,400
MGIC Investment Corp.(1)                                 30,000       1,974,600
                                                                    -----------
                                                                      7,668,160
                                                                    -----------

THE YACKTMAN FUND

PORTFOLIO OF INVESTMENTS (Cont'd.)
December 31, 2005
--------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES            VALUE
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 3.2%
Electronic Data Systems Corp.(1)                         300,000    $ 7,212,000
First Data Corp.                                         160,000      6,881,600
                                                                    -----------
                                                                     14,093,600
                                                                    -----------
MEDIA - 8.0%
Discovery Holding Co., Class A*(1)                       260,000      3,939,000
Interpublic Group of Cos., Inc.*(1)                      480,000      4,632,000
Liberty Media Corp.*(1)                                2,600,000     20,462,000
Viacom, Inc., Class B*                                   180,000      5,868,000
                                                                    -----------
                                                                     34,901,000
                                                                    -----------
PHARMACEUTICALS - 6.3%
Bristol-Myers Squibb Co.                                 380,000      8,732,400
Johnson & Johnson                                         70,000      4,207,000
Pfizer, Inc.                                             630,000     14,691,600
                                                                    -----------
                                                                     27,631,000
                                                                    -----------
REAL ESTATE - 1.3%
Trizec Properties, Inc.                                  240,000      5,500,800
                                                                    -----------
SOFTWARE - 0.8%
Microsoft Corp.(1)                                       140,000      3,661,000
                                                                    -----------
SPECIALTY RETAIL - 1.6%
Wal-Mart Stores, Inc.(1)                                 150,000      7,020,000
                                                                    -----------
TOBACCO - 0.9%
Altria Group, Inc.                                        50,000      3,736,000
                                                                    -----------

Total Common Stocks
   (cost $221,893,634)                                              287,705,581
                                                                    -----------

--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                          AMOUNT           VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS - 1.1%
Athena Nuero Financial, LLC,(1)
   7.25%, 2/21/08                                     $5,000,000      4,906,250
                                                                    -----------
Total Corporate Bonds
   (cost $4,420,426)                                                  4,906,250
                                                                    -----------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                          AMOUNT           VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 52.7%
COMMERCIAL PAPER - 33.5%
Abbey National plc,
   4.21%(2), 1/4/06                                $  21,400,000  $  21,392,492
American General Financial Services,
   4.18%(2), 1/4/06                                   21,400,000     21,392,546
American Express Co.,
   3.85%(2), 1/3/06                                   20,000,000     19,995,722
Chesham Finance, Ltd.,
   4.10%(2), 1/3/06                                   20,000,000     19,995,444
Citigroup, Inc.,
   4.18%(2), 1/4/06                                   21,400,000     21,392,546
Toyota Motor Corp.,
   4.17%(2), 1/4/06                                   21,400,000     21,392,564
UBS AG,
   4.16%(2), 1/4/06                                   21,400,000     21,392,528
                                                                  -------------
Total Commercial Paper
   (cost $146,953,842)                                              146,953,842
                                                                  -------------
DEMAND NOTE (VARIABLE RATE) - 0.0%
U.S. Bancorp, 4.13%(3)                                   192,934        192,934
                                                                  -------------
Total Demand Note
   (cost $192,934)                                                      192,934
                                                                  -------------
OTHER SHORT-TERM INVESTMENT - 19.2%
Securities Lending Investment Account
   (cost $84,280,631)                                                84,280,631
                                                                  -------------
Total Short-Term Investments
   (cost $231,427,407)                                              231,427,407
                                                                  -------------
TOTAL INVESTMENTS - 119.4%
   (cost $457,741,467)                                              524,039,238

Liabilities less Other Assets - (0.2)%                                 (846,527)

Less Liability for Collateral
   on Securities Loaned - (19.2)%                                   (84,280,631)
                                                                  -------------
Net Assets - 100% (equivalent to $14.67
   per share based on 29,916,607
   shares outstanding)                                            $ 438,912,080
                                                                  =============


* NON-INCOME PRODUCING
(1) ALL OR A PORTION OF THE SECURITIES HAVE BEEN COMMITTED FOR SECURITIES LENDING (SEE NOTE 5)
(2) YIELD TO MATURITY (3) RATE DISCLOSED AT DECEMBER 31, 2005

SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

THE YACKTMAN FOCUSED FUND

FUND DIVERSIFICATION (Unaudited)
December 31, 2005
--------------------------------------------------------------------------------
[CHART]
Beverages - 8.8%
Commercial Services & Supplies - 2.0%
Diversified
Financials - 13.1%
Food Products - 10.2%
Household Products - 12.0%
Industrial Conglomerates - 3.1%
Insurance - 1.0%
IT Consulting & Services - 2.0%
Media - 9.6%
Pharmaceuticals - 7.1%
Real Estate - 1.1%
Specialty Retail - 2.0%
Short-Term Investments less Other Assets - 28.0%
--------------------------------------------------------------------------------

THE YACKTMAN FOCUSED FUND

EQUITY PURCHASES & SALES (Unaudited)
For the Six Months Ended December 31, 2005
--------------------------------------------------------------------------------
                                     NET SHARES     CURRENT
PURCHASES                            PURCHASED    SHARES HELD
--------------------------------------------------------------------------------
Kraft Foods, Inc.                     15,000       175,000
Pfizer                                20,000       130,000
Wal-Mart Stores, Inc.                 35,000        35,000




--------------------------------------------------------------------------------
                                    NET SHARES      CURRENT
SALES                                  SOLD       SHARES HELD
--------------------------------------------------------------------------------
Altria Group, Inc.                    25,000             -
Cardinal Health, Inc.                 25,000             -
Electronic Data Systems Corp.         10,000        70,000
Friedman's, Inc.                     260,000             -
Henkel KGaA                           35,000        50,000
Interstate Bakeries Corp.             50,000             -
Trizec Properties, Inc.               50,000        40,000

--------------------------------------------------------------------------------

THE YACKTMAN FOCUSED FUND

PORTFOLIO OF INVESTMENTS
December 31, 2005
--------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 72.0%
BEVERAGES - 8.8%
Coca-Cola Co.                                            185,000    $ 7,457,350
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 2.0%
H&R Block, Inc.                                           70,000      1,718,500
                                                                    -----------
DIVERSIFIED FINANCIALS - 13.1%
AmeriCredit Corp.*(1)                                    280,000      7,176,400
Federal Home Loan Mortgage Corp.                          60,000      3,921,000
                                                                    -----------
                                                                     11,097,400
                                                                    -----------
FOOD PRODUCTS - 10.2%
Kraft Foods, Inc.                                        175,000      4,924,500
Lancaster Colony Corp.                                   100,000      3,705,000
                                                                    -----------
                                                                      8,629,500
                                                                    -----------
HOUSEHOLD PRODUCTS - 12.0%
Clorox Co.(1)                                             30,000      1,706,700
Colgate-Palmolive Co.(1)                                  20,000      1,097,000
Henkel KGaA                                               50,000      4,632,100
Unilever N.V.(1)                                          40,000      2,746,000
                                                                    -----------
                                                                     10,181,800
                                                                    -----------
INDUSTRIAL CONGLOMERATES - 3.1%
Tyco International Ltd.                                   90,000      2,597,400
                                                                    -----------
INSURANCE - 1.0%
Marsh & McLennan Cos., Inc.                               26,200        832,112
                                                                    -----------
IT CONSULTING & SERVICES - 2.0%
Electronic Data Systems Corp.(1)                          70,000      1,682,800
                                                                    -----------
MEDIA - 9.6%
Discovery Holdings Co., Class A*(1)                       67,000      1,015,050
Interpublic Group of Cos., Inc.*(1)                      193,100      1,863,415
Liberty Media Corp.*(1)                                  670,000      5,272,900
                                                                    -----------
                                                                      8,151,365
                                                                    -----------
PHARMACEUTICALS - 7.1%
Bristol-Myers Squibb Co.                                 130,000      2,987,400
Pfizer, Inc.                                             130,000      3,031,600
                                                                    -----------
                                                                      6,019,000
                                                                    -----------
REAL ESTATE - 1.1%
Trizec Properties, Inc.                                   40,000        916,800
                                                                    -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES            VALUE
--------------------------------------------------------------------------------

SPECIALTY RETAIL - 2.0%
Wal-Mart Stores, Inc.                                     35,000    $ 1,638,000
                                                                    -----------

Total Common Stocks
   (cost $47,556,742)                                                60,922,027
                                                                    -----------

--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                         AMOUNT            VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 47.1%
COMMERCIAL PAPER - 28.4%
Abbey National plc,
   4.21%(2), 1/4/06                                  $ 4,100,000      4,098,562
American General Financial Services,
   4.18%(2), 1/4/06                                    4,100,000      4,098,572
American Express Co.,
   3.85%(2), 1/3/06                                    3,800,000      3,799,187
Chesham Finance, Ltd.,
   4.10%(2), 1/3/06                                    3,800,000      3,799,134
Citigroup, Inc.,
   4.18%(2), 1/4/06                                    4,100,000      4,098,572
Toyota Motor Corp.,
   4.17%(2), 1/4/06                                    4,100,000      4,098,575
                                                                    -----------
Total Commercial Paper
   (cost $23,992,602)                                                23,992,602
                                                                    -----------
DEMAND NOTE (VARIABLE RATE) - 0.1%
U.S. Bancorp, 4.13%(3)                                    88,325         88,325
                                                                    -----------
Total Demand Note
   (cost $88,325)                                                        88,325
                                                                    -----------


--------------------------------------------------------------------------------

THE YACKTMAN FOCUSED FUND

PORTFOLIO OF INVESTMENTS (Cont'd.)
December 31, 2005
--------------------------------------------------------------------------------

                                                                          VALUE
--------------------------------------------------------------------------------

OTHER SHORT-TERM INVESTMENT - 18.6%
Securities Lending Investment Account
   (cost $15,724,000)                                             $  15,724,000
                                                                  -------------
Total Short-Term Investments
   (cost $39,804,927)                                                39,804,927
                                                                  -------------
Total Investments - 119.1%
   (cost $87,361,669)                                               100,726,954
Liabilities Less Other Assets - (0.5)%                                 (395,257)
Less Liability for Collateral
   on Securities Loaned - (18.6)%                                   (15,724,000)
                                                                  -------------
Net Assets - 100% (equivalent to $14.96
   per share based on 5,657,214
   shares outstanding)                                            $  84,607,697
                                                                  =============

*  NON-INCOME PRODUCING
(1)ALL OR A PORTION OF THE SECURITIES HAVE BEEN COMMITTED FOR SECURITIES LENDING (SEE NOTE 5)
(2)YIELD TO MATURITY
(3)RATE DISCLOSED AT DECEMBER 31, 2005




SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

STATEMENTS OF ASSETS & LIABILITIES
December 31, 2005

--------------------------------------------------------------------------------
                                                   THE YACKTMAN   THE YACKTMAN
                                                       FUND       FOCUSED FUND
--------------------------------------------------------------------------------
ASSETS
   Investments at value
     (cost $457,741,467 and
     $87,361,669, respectively)                    $524,039,238    $100,726,954
   Receivable for fund shares sold                    1,618,586         285,997
   Dividends and interest receivable                    613,446          75,857
   Prepaid expenses                                      47,789           9,231
                                                   ------------   -------------
     Total Assets                                   526,319,059     101,098,039
                                                   ------------   -------------
LIABILITIES
   Collateral for securities loaned 84,280,631       15,724,000
   Payable for fund shares redeemed 2,784,487           637,442
   Accrued investment advisory fees                     248,254          82,083
   Other accrued expenses                                93,607          46,817
                                                   ------------   -------------
     Total Liabilities                               87,406,979      16,490,342
                                                   ------------   -------------
NET ASSETS                                        $ 438,912,080   $  84,607,697
                                                  =============   =============
NET ASSETS CONSIST OF:
   Capital stock                                  $ 372,531,208   $  71,489,465
   Undistributed net
     investment income                                   82,257          10,896
   Undistributed net
     realized gains (losses)                                844        (257,949)
   Net unrealized appreciation
     on investments                                  66,297,771      13,365,285
                                                   ------------   -------------
     Total Net Assets                             $ 438,912,080   $  84,607,697
                                                  =============   =============
CAPITAL STOCK, $.0001 par value
   Authorized                                       500,000,000     500,000,000
   Issued and Outstanding                            29,916,607       5,657,214
NET ASSET VALUE,
REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                                 $14.67          $14.96
                                                         ======          ======

SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2005
--------------------------------------------------------------------------------
                                                THE YACKTMAN      THE YACKTMAN
                                                    FUND          FOCUSED FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend income                              $ 6,433,684(1)    $ 1,440,693(2)
   Interest income                                5,933,264           977,759
   Securities lending income
     (See Note 5)                                    63,948            17,230
   Other                                                148                --
                                                -----------       -----------
                                                 12,431,044         2,435,682
                                                -----------       -----------
EXPENSES:
   Investment advisory fees                       2,906,523           956,361
   Shareholder servicing fees                       591,545           127,708
   Administration and accounting fees 229,147        50,000
   Custody fees                                      82,325            18,591
   Reports to shareholders                           54,510            17,562
   Federal and state registration fees 83,547        39,576
   Professional fees                                 82,069            33,302
   Directors' fees and expenses                      25,338             7,916
   Miscellaneous costs                               38,857            11,513
                                                -----------       -----------
   Total expenses before
     reimbursements                               4,093,861         1,262,529
                                                -----------       -----------
   Expense reimbursements
     (See Note 4)                                        --           (67,042)
                                                -----------       -----------
   Net expenses                                   4,093,861         1,195,487
                                                -----------       -----------
NET INVESTMENT INCOME                             8,337,183         1,240,195
                                                -----------       -----------
REALIZED AND UNREALIZED
GAIN (LOSS):
   Net realized gain on investments 5,536,066     1,994,356
   Change in unrealized depreciation
     on investments                             (19,038,159)       (5,284,051)
                                                -----------       -----------
   Net realized and unrealized loss
     on investments                             (13,502,093)       (3,289,695)
                                                -----------       -----------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       $(5,164,910)      $(2,049,500)
                                                ===========       ===========

(1) NET OF $146,041 IN FOREIGN WITHHOLDING TAXES
(2) NET OF $45,069 IN FOREIGN WITHHOLDING TAXES

SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           THE YACKTMAN FUND         THE YACKTMAN FOCUSED FUND
                                                           -----------------         -------------------------
                                                         YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                          2005           2004           2005           2004

OPERATIONS:
 Net investment income                               $  8,337,183   $  2,516,328   $  1,240,195    $   163,603
 Net realized gain on investments                       5,536,066     28,595,140      1,994,356     10,091,812
 Change in unrealized appreciation
  on investments                                      (19,038,159)     1,096,699     (5,284,051)    (2,699,839)
                                                     ------------   ------------    -----------    -----------
 Net increase (decrease) in net assets
  resulting from operations                            (5,164,910)    32,208,167     (2,049,500)     7,555,576
                                                     ------------   ------------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                            267,195,629    161,689,854     49,628,717     67,230,026
 Proceeds from reinvestment of distributions           12,283,531     27,685,525      2,870,353     10,357,231
 Redemption fees                                               68             --             89             --
                                                     ------------   ------------    -----------    -----------

                                                      279,479,228    189,375,379     52,499,159     77,587,257
 Payments for shares redeemed                        (186,939,415)  (150,792,024)   (59,901,687)  (103,982,061)
                                                     ------------   ------------    -----------    -----------
 Net increase (decrease)                               92,539,813     38,583,355     (7,402,528)   (26,394,804)
                                                     ------------   ------------    -----------    -----------
DISTRIBUTIONS PAIDFROM:
 Net investment income                                 (8,211,462)    (2,514,053)    (1,216,086)      (163,233)
 Net realized gains                                    (5,559,012)   (28,398,069)    (1,987,207)   (11,089,138)
                                                     ------------   ------------    -----------    -----------
  Total distributions                                 (13,770,474)   (30,912,122)    (3,203,293)   (11,252,371)
                                                     ------------   ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                73,604,429     39,879,400    (12,655,321)   (30,091,599)

NET ASSETS:
 Beginning of year                                    365,307,651    325,428,251     97,263,018    127,354,617
                                                     ------------   ------------    -----------    -----------
 End of year (including undistributed net
 investment income of $82,256, $2,131, $10,896
 and $305, respectively)                             $438,912,080   $365,307,651    $84,607,697    $97,263,018
                                                     ============   ============    ===========    ===========

TRANSACTIONS IN SHARES:
 Shares sold                                           17,654,730     10,503,672      3,182,602      4,071,851
 Issued in reinvestment of distributions                  835,614      1,802,438        191,496        653,453
 Shares redeemed                                      (12,380,546)    (9,858,635)    (3,860,169)    (6,406,640)
                                                     ------------   ------------    -----------    -----------
 Net increase (decrease)                                6,109,798      2,447,475       (486,071)    (1,681,336)
                                                     ============   ============    ===========    ===========


SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

FINANCIAL HIGHLIGHTS




                                                                       THE YACKTMAN FUND
---------------------------------------------------------------------------------------------------------------------------
For a Fund share outstanding                                         YEAR ENDED DECEMBER 31,
throughout each year                           2005           2004            2003            2002             2001
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning
   of year                                     $15.34          $15.24          $12.33          $11.16           $9.80

Income from investment
   operations:
   Net investment income                         0.28            0.12            0.23            0.13            0.08
   Net realized and unrealized
     gain (loss) on investments                 (0.48)           1.40            3.84            1.14            1.83
   Total from investment                     --------        --------        --------        --------        --------
     operations                                 (0.20)           1.52            4.07            1.27            1.91
                                             --------        --------        --------        --------        --------
Less distributions:
   From net investment income                   (0.28)          (0.12)          (0.17)          (0.10)          (0.05)
   From net realized gains                      (0.19)          (1.30)          (0.99)          --              (0.50)
                                             --------        --------        --------        --------        --------
   Total distributions                          (0.47)          (1.42)          (1.16)          (0.10)          (0.55)
                                             --------        --------        --------        --------        --------
Net asset value, end
   of year                                     $14.67          $15.34          $15.24          $12.33          $11.16
                                             ========        ========        ========        ========        ========
Total Return                                    (1.30)%          9.93%          33.03%          11.41%          19.47%
                                             ========        ========        ========        ========        ========
Supplemental data and ratios:
   Net assets, end of year (000s)            $438,912        $365,308        $325,428        $421,292        $113,199
   Ratio of net expenses to average          ========        ========        ========        ========        ========
     net assets                                  0.92%           0.95%           0.94%           0.99%           1.17%
   Ratio of net investment income to         ========        ========        ========        ========        ========
     average net assets                          1.86%           0.73%           1.25%           2.01%           1.06%
                                             ========        ========        ========        ========        ========

   Portfolio turnover rate                       8.64%          23.82%          40.01%          39.19%          42.79%
                                             ========        ========        ========        ========        ========



SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

FINANCIAL HIGHLIGHTS (Cont'd.)





                                                                   THE YACKTMAN FOCUSED FUND
---------------------------------------------------------------------------------------------------------------------

For a Fund share outstanding                                         YEAR ENDED DECEMBER 31,
throughout each year                              2005          2004            2003           2002            2001
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of year                                     $ 15.83        $ 16.28        $  12.48        $  10.92        $  9.40

Income from investment
   operations
   Net investment income                          0.22           0.03            0.07            0.08          0.09
   Net realized and unrealized
     gain (loss) on investments                  (0.51)          1.59            3.90            1.56          1.52
   Total from investment                       -------        -------        --------        --------        ------
     operations                                  (0.29)          1.62            3.97            1.64          1.61
                                               -------        -------        --------        --------        ------
Less distributions:
   From net investment income                    (0.22)         (0.03)          (0.07)          (0.08)        (0.09)
   From net realized gains                       (0.36)         (2.04)          (0.10)             --            --
                                               -------        -------        --------        --------        ------
   Total distributions                           (0.58)         (2.07)          (0.17)          (0.08)        (0.09)
                                               -------        -------        --------        --------        ------
Net asset value, end
   of year                                     $ 14.96        $ 15.83        $  16.28        $  12.48        $10.92
                                               =======        =======        ========        ========        ======
Total Return                                     (1.83)%         9.96%          31.79%          14.99%        17.14%
                                               =======        =======        ========        ========        ======
Supplemental data and ratios:
   Net assets, end of year (000s)              $84,608        $97,263        $127,355        $115,250        $9,356
   Ratio of expenses before expense            =======        =======        ========        ========        ======
     reimbursements to average net
     assets (See Note 4)                          1.32%          1.33%           1.36%(1)        1.45%         2.32%
                                               =======        =======        ========        ========        ======
   Ratio of net expenses to average
     net assets                                   1.25%          1.25%           1.26%(2)        1.25%         1.25%
                                               =======        =======        ========        ========        ======
   Ratio of net investment income to
     average net assets                           1.30%          0.16%           0.51%           1.68%         1.06%
                                               =======        =======        ========        ========        ======

   Portfolio turnover rate                        5.62%         19.26%          71.38%          49.95%        51.33%
                                               =======        =======        ========        ========        ======

(1) THE RATIO OF EXPENSES BEFORE EXPENSE REIMBURSEMENTS TO AVERAGE NET ASSETS, EXCLUDING INTEREST EXPENSE, WAS 1.35%

(2) THE RATIO OF EXPENSES TO AVERAGE NET
ASSETS, EXCLUDING INTEREST EXPENSE, WAS 1.25%

SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2005
--------------------------------------------------------------------------------
1. ORGANIZATION
The Yacktman Funds, Inc. (comprised of The Yacktman Fund and The Yacktman Focused Fund, hereafter referred to as the "Funds") is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Funds consist of two investment portfolios: The Yacktman Fund is a diversified fund that commenced operations July 6, 1992 and The Yacktman Focused Fund is a non-diversified fund that commenced operations May 1, 1997. The objective of each of the Funds is to produce long-term capital appreciation with current income as a secondary objective. Yacktman Asset Manage ment Co. is the Funds' investment adviser (the "Adviser").

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions during the reporting period. Actual results could differ from those estimates.

A) INVESTMENT VALUATION - Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Options written or purchased by The Yacktman Focused Fund are valued at the last sales price if such last sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Any securities for which there are no readily available market quotations and other assets will be valued at their
--------------------------------------------------------------------------------
fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

B) OPTIONS - Premiums received by The Yacktman Focused Fund upon writing options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current value of the options are recorded in unrealized gains and losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying security during the period of the option, although any potential loss would be reduced by the amount of option premium received. The Yacktman Focused Fund had no activity in written options for the fiscal year ended December 31, 2005.

C) FEDERAL INCOME TAXES - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

D) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. Distri bu tions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Additionally, the Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.
--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (Cont'd.)
December 31, 2005
--------------------------------------------------------------------------------
Accordingly, at December 31, 2005, reclassifications were recorded to increase (decrease) undistributed net investment income by $(45,595) and $(13,518), and increase (decrease) undistributed net realized gains (losses) by $45,595 and $13,518, for The Yacktman Fund and The Yacktman Focused Fund, respectively.

E) GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

F) REDEMPTION FEE - Effective April 1, 2005, those who buy and sell the Funds within thirty calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the statement of changes in net assets. Please see the Prospectus for more information.

G) OTHER - Investment transactions and shareholder transactions are accounted for on the trade date. Net realized gains and losses on securities are computed on the basis of specific security lot identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. INVESTMENT TRANSACTIONS
For the year ended December 31, 2005, the aggregate purchases and sales of securities, excluding short-term securities, were $61,714,015 and $25,070,191 for The Yacktman Fund and $3,837,581 and $11,043,423 for The Yacktman Focused Fund, respectively. For the year ended December 31, 2005, there were no purchases or sales of U.S. Government securities for The Yacktman Fund and The Yacktman Focused Fund.

4. INVESTMENT ADVISORY AGREEMENT
The Funds have agreements with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of these agreements, The Yacktman Fund will pay the Adviser a monthly fee at the annual rate of 0.65% on the first $500,000,000 of average
--------------------------------------------------------------------------------
daily net assets, 0.60% on the next $500,000,000 of average daily net assets and 0.55% on average daily net assets in excess of $1,000,000,000, and The Yacktman Focused Fund will pay the Adviser a monthly fee at the annual rate of 1% of its average daily net assets. The Adviser has voluntarily agreed to reimburse The Yacktman Focused Fund for all expenses exceeding 1.25% of its average daily net assets (exclusive of interest, taxes, brokerage commissions and extraordinary expenses).

5. SECURITIES LENDING
The Funds have entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to loan securities on behalf of the Funds to approved brokers against the receipt of cash collateral at least equal to the value of the securities loaned. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Each Fund has an individual interest of cash collateral contributed, although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Funds and 40% to the custodian. As of December 31, 2005, The Yacktman Fund had on loan securities valued at $81,338,040 and collateral of $84,280,631 and The Yacktman Focused Fund had on loan securities valued at $15,011,621 and collateral of $15,724,000.

The cash collateral received by the Funds was pooled and at December 31, 2005, was pooled and invested in the following:

SECURITY TYPE           SECURITY NAME            MARKET VALUE
--------------------------------------------------------------------------------
Repurchase Agreement    Credit Suisse First Boston                 $  5,000,000
Repurchase Agreement    Lehman Brothers                              35,000,000
Commercial Paper        Thornburg Management                          4,981,529
Commercial Paper        Lakeside FDG LLC                              6,000,000
Commercial Paper        RAMS Funding LLC                              5,981,708
Commercial Paper        Concord                                       5,000,000
Commercial Paper        Laguana ABS                                   5,963,025
Commercial Paper        Morgan Stanley                                5,000,000
Commercial Paper        Leafs LLC                                     3,994,210
Commercial Paper        CCN Orchard Park                              4,950,485
Commercial Paper        CCN Independent                               4,000,000
Corporate Note          Premium Asset Trust                           6,000,000
Corporate Note          Metlife Global Funding                        7,000,000
Corporate Bond          Bayerische Landes                             3,000,000
Money Markets           Merrill Lynch Premier Inst.                         465
Cash                                                                 (1,866,791)

--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (Cont'd.)
December 31, 2005
--------------------------------------------------------------------------------
                                                     MATURITY    MATURITY
SECURITY TYPE          SECURITY NAME                   RATE        DATE
--------------------------------------------------------------------------------
Repurchase Agreement   Credit Suisse First Boston      4.25%     01/03/06
Repurchase Agreement   Lehman Brothers                 4.37%     01/03/06
Commercial Paper       Thornburg Management            4.31%     01/06/06
Commercial Paper       Lakeside FDG LLC                4.36%     01/09/06
Commercial Paper       RAMS Funding LLC                4.40%     01/10/06
Commercial Paper       Concord                         4.33%     01/11/06
Commercial Paper       Laguana ABS                     4.38%     01/25/06
Commercial Paper       Morgan Stanley                  4.33%     03/01/06
Commercial Paper       Leafs LLC                       4.37%     04/20/06
Commercial Paper       CCN Orchard Park                4.42%     10/06/06
Commercial Paper       CCN Independent                 4.44%     10/16/06
Corporate Note         Premium Asset Trust             4.40%     06/01/07
Corporate Note         Metlife Global Funding          4.45%     04/28/08
Corporate Bond         Bayerische Landes               3.40%     12/24/15
Money Markets          Merrill Lynch Premier Inst.

6. LINE OF CREDIT
The Yacktman Fund and The Yacktman Focused Fund have
established a line of credit ("LOC") with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments. The LOC will mature, unless renewed, on March 31, 2006; the interest rate paid on borrowings is the Prime Rate minus 1/2%. For The Yacktman Fund, borrowing under the LOC is limited to the lesser of $15,000,000, 10% of the pre-borrowing net assets of the Fund, 10% of the market value of the assets of the Fund, or 10% of the sum of the fair market value of certain assets of the Fund. For The Yacktman Focused Fund, borrowing under the LOC is limited to the lesser of $35,000,000, 50% of the pre-borrowing net assets of the Fund, 50% of the market value of the assets of the Fund, or 50% of the sum of the fair market value of certain assets of the Fund. During the year ending December 31, 2005, The Yacktman Fund and The Yacktman Focused Fund had no outstanding borrowings under the LOC and incurred no interest expense.
--------------------------------------------------------------------------------

7. TAX INFORMATION
The following information for the Funds is presented on an income tax basis as of December 31, 2005:

                                                 THE YACKTMAN    THE YACKTMAN
                                                     FUND        FOCUSED FUND

Tax cost of investments                          $457,740,623    $87,619,618
                                                 ============    ===========
Gross unrealized appreciation                    $ 74,719,633    $15,322,809
Gross unrealized depreciation                      (8,421,018)    (2,215,473)
                                                 ------------    -----------
Net tax unrealized appreciation                  $ 66,298,615    $13,107,336
                                                 ============    ===========


As of December 31, 2005, the components of accumulated earnings were as follows:

                                                 THE YACKTMAN   THE YACKTMAN
                                                     FUND        FOCUSED FUND

Undistributed ordinary income                    $    82,257    $    10,896

Undistributed long-term
   capital gains                                          --             --
                                                 -----------    -----------

Accumulated earnings                                  82,257         10,896
Net unrealized appreciation

   on investments                                 66,298,615     13,107,336
                                                 -----------    -----------
Total accumulated earnings                       $66,380,872    $13,118,232
                                                 ===========    ===========

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                               THE YACKTMAN      THE YACKTMAN
                                                    FUND          FOCUSED FUND
2005
Ordinary income                                  $ 9,235,326        $1,532,907
Long-term capital gains                          $ 4,535,148        $1,670,386

2004
Ordinary income                                  $ 7,462,696        $1,722,255
Long-term capital gains                          $23,449,426        $9,530,116




--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE YACKTMAN FUNDS, INC.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Yacktman Fund and The Yacktman Focused Fund (constituting The Yacktman Funds, Inc., hereafter referred to as the "Funds") at December 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCooper LLP

Milwaukee, Wisconsin
February 20, 2006

--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

ADDITIONAL INFORMATION (Unaudited)
--------------------------------------------------------------------------------



For the year ended December 31, 2005, 53.84% and 74.67% of the dividends paid from net investment income, including short-term capital gains, for The Yacktman Fund and The Yacktman Focused Fund, respectively, qualify for the dividends received deduction available to corporate shareholders.

For the year ended December 31, 2005, 65.60% and 83.71% of the dividends paid from net investment income, including short-term capital gains, for The Yacktman Fund and The Yacktman Focused Fund, respectively, are designated as qualified dividend income.

The Funds hereby designate approximately, $4,535,148 and $1,670,386 as capital gain distributions for The Yacktman Fund and The Yacktman Focused Fund, respectively, for the purposes of the dividends paid deduction.

On February 18, 2005, the Board of Directors of The Yacktman Funds, Inc. approved the continuation of each Fund's investment advisory agreement with Yacktman Asset Management Co. (the "Adviser"). Prior to approving the continuation of the agreements, the Board considered:

     o    the nature, extent and quality of the services provided by the Adviser

     o    the investment performance of the Funds

     o the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds

     o the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect those economies of scale

     o    the expense ratios of the Funds

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.
--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

ADDITIONAL INFORMATION (Unaudited) (Cont'd.)
--------------------------------------------------------------------------------

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided by, and the profits realized by the Adviser, from its relationship with the Funds and concluded that such profits were reasonable and not excessive. As part of its analysis, the Board considered the value of the research the Adviser received from broker-dealers executing securities transactions for the Funds. The Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds.

The Directors also considered whether the investment advisory agreement fee schedules should be adjusted for an increase in assets under management. They concluded that "breakpoints" embodied in the investment advisory agreement for The Yacktman Fund were appropriate, and breakpoints for The Yacktman Focused Fund were not warranted at this time given the anticipated growth of that Fund in the next year and the other factors considered.
--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

PROXY VOTING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------


For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-525-8258 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the Web site of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ended June 30, 2005, is available without charge, upon request, by calling 1-800-525-8258 or by accessing the Web site of the Securities and Exchange Commission.


--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

--------------------------------------------------------------------------------


The Funds will file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q will be available on the Web site of the Securities and Exchange Commission at http://www.sec.gov.
--------------------------------------------------------------------------------

THE YACKTMAN FUNDS, INC.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             NUMBER OF     OTHER
                                                                                                            PORTFOLIOS DIRECTORSHIPS
                                                              CURRENT      TERM OF            PRINCIPAL      OVERSEEN       HELD
                                                             POSITION      OFFICE             OCCUPATION      WITHIN     OUTSIDE
                                                             HELD WITH  AND LENGTH OF       DURING THE PAST  THE FUND    THE FUND
NAME                AGE                 ADDRESS              THE FUNDS   TIME SERVED          FIVE YEARS      COMPLEX     COMPLEX

Bruce B. Bingham    57    c/o Yacktman Asset Management Co.   Director   Indefinite,        Mr. Bingham has      2          None
                              6300 Bridgepoint Parkway                     until        been a partner in
                               Building One, Suite 320                    successor        Hamilton Partners,
                                  Austin, TX 78730                        elected          a real estate
                                                                                          development firm,
                                                                          7 years          for more than
                                                                                             five years
------------------------------------------------------------------------------------------------------------------------------------
Albert J. Malwitz   69    c/o Yacktman Asset Management Co.   Director   Indefinite,      Mr. Malwitz has been   2          None
                              6300 Bridgepoint Parkway                     until             owner and chief
                               Building One, Suite 320                    successor       executive officer of
                                  Austin, TX 78730                        elected        Arlington Fastener Co.,
                                                                                            a manufacturer
                                                                          7 years          and distributor
                                                                                       of industrial fasteners,
                                                                                             for more than
                                                                                             five years
------------------------------------------------------------------------------------------------------------------------------------
George J. Stevenson 66    c/o Yacktman Asset Management Co.   Director   Indefinite,     Mr. Stevenson has been   2         None
                              6300 Bridgepoint Parkway                     until          President of Stevenson
                               Building One, Suite 320                    successor     & Company, a registered
                                  Austin, TX 78730                        elected         business broker, and
                                                                                         President of Healthmate
                                                                          7 years        Products Co., a fruit
                                                                                            juice concentrate
                                                                                          manufacturing company,
                                                                                        for more than five years



INTERESTED DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
Donald A. Yacktman  64  c/o Yacktman Asset Management Co.    Director    Indefinite,     Mr. Yacktman has been    2         None
                            6300 Bridgepoint Parkway         President     until      President of Yacktman Asset
                            Building One, Suite 320          Treasurer    successor        Management Co.
                               Austin, TX 78730                           elected         since April, 1992

                                                                          13 years

OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Stephen Yacktman    35 c/o Yacktman Asset Management Co.      Vice       Indefinite,     Mr. Yacktman has been    N/A       None
                           6300 Bridgepoint Parkway         President      until           Vice President of
                            Building One, Suite 320         Secretary     successor         Yacktman Asset
                               Austin, TX 78730                           elected         Management Co. for
                                                                                        more than five years
                                                                          3 years
OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Kent A. Arnett      64  c/o Yacktman Asset Management Co.     Vice       Indefinite,    Mr. Arnett has been Vice  N/A       None
                           6300 Bridgepoint Parkway        President       until          President and Chief
                           Building One, Suite 320           Chief        successor      Compliance Officer of
                              Austin, TX 78730             Compliance     elected            Yacktman Asset
                                                            Officer                          Management Co.
                                                                          1 years        for 1 year, and Vice
                                                                                        President of JPMorgan
                                                                                         Chase Bank for more
                                                                                            than five years




 *The Interested Director serves as director and officer of The Yacktman Funds.

Additional information about the Funds' directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-525-8258.

--------------------------------------------------------------------------------

FOR FUND INFORMATION AND
SHAREHOLDER SERVICES, CALL
1-800-525-8258
WEB SITE: WWW.YACKTMAN.COM




THE YACKTMAN FUNDS, INC.
Shareholder Services Center
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
--------------------------------------------------------------------------------
YA-408-0206

ITEM 2.  CODE OF ETHICS

The Registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer and principal financial officer. A copy of the Code is filed as an exhibit to this Form N-CSR. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

While The Yacktman Funds, Inc. believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

(a)      Audit Fees.
         Fiscal year ended December 31, 2005         $40,700
         Fiscal year ended December 31, 2004         $38,400

(b)      Audit-Related Fees.
         None.

(c)      Tax Fees.
         Fiscal year ended December 31, 2005         $7,100
         Fiscal year ended December 31, 2004         $6,700

(d)      All Other Fees.
         None.

(e) (1) The Registrant's audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

         (2) During 2005, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) See item 4(c).

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

 Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)  Code of Ethics.

(b) Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Yacktman Funds, Inc.
------------------------





/s/Donald A. Yacktman
------------------------------
Donald A. Yacktman
Principal Executive Officer
March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.





/s/Donald A. Yacktman
------------------------------
Donald A. Yacktman
Principal Executive Officer
March 8, 2005





/s/Donald A. Yacktman
------------------------------
Donald A. Yacktman
Principal Financial Officer
March 8, 2005